SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC 20549



                               FORM 8-K

                             CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 1997



                             HORIZON GROUP, INC.
            (Exact Name of Registrant as Specified in Charter)



  MICHIGAN                      1-12424                  38-2559212
(State or other         (Commission File Number)      (IRS  Employer
Jurisdiction of                                       Identification No.)
Incorporation)

                5000 HAKES DRIVE, NORTON SHORES, MICHIGAN   49441
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (616) 798-9100



                              NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)











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ITEM 5. OTHER EVENTS

    On   September  22,  1997,  Horizon  Group,  Inc.  (the
"Company")   issued   a  press  release  stating  that  the
Company's Board of Directors  authorized  the engagement of
Lehman   Brothers   to  assist  the  Company  in  assessing
strategic  alternatives  aimed  at  maximizing  shareholder
value,  including   joint  ventures,  strategic  alliances,
mergers  and acquisitions.   On  September  25,  1997,  the
Company   engaged    Lehman   Brothers   to   provide   the
aforementioned services.








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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        HORIZON GROUP, INC.
                                                            (Registrant)

                                                   By: /s/ Richard Phillips
                                                           Richard Phillips
                                                             Vice President

Dated: October 10, 1997